SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2005

                                  ____________

                            Georgetown Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Federal                       0-51102                   20-2107839
------------------------------   ------------------------   --------------------
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



 2 East Main Street, Georgetown, MA                                 01833
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


                                  978-352-8600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

     On August 22, 2005, Director Merton E. Roberts, Jr. announced his voluntary retirement from the boards of directors of Georgetown Bancorp, Inc. (the
"Company") and its wholly-owned subsidiary, Georgetown Savings Bank (the "Bank"), effective immediately. Mr. Roberts retired from the board after more than 16 years of service.

     On August 22, 2005, the respective boards of directors of the Company and the Bank appointed Mary Lee Williams and Raymond W. DeZenzo, Jr. to the boards of directors of the Company and the Bank, effective immediately.

     Ms. Williams has a 30-year career in Administration and Finance in the education field, during which she served as Director of Budgets for the
Massachusetts   Board  of  Regents  for  seven  years  and  Vice   President  of
Administration and Finance for Massachusetts College of Art for 13 years. She holds a Bachelor of Science degree from Salem State College and a Masters in Public Administration from the University of Massachusetts at Boston. She is a resident of Georgetown, MA.

     Mr. DeZenzo has a 26-year career in finance in the manufacturing and software industries, during which he was a Division Controller for two years for Unitrode Corporation, a semiconductor manufacturer, whose stock was traded on NYSE. He served as Chief Financial Officer for four years for Xyplex, Inc., a networking and data communications manufacturer, whose stock was traded on NASDAQ. He most recently served as Chief Financial Officer for seven years for Quallaby Corporation, a venture capital financed start-up software company, which was acquired by Micromuse Inc. in June 2005. He is a resident of Methuen, MA.

     There are no arrangements or understandings between either of Ms. Williams or Mr. DeZenzo and any other person pursuant to which either individual became a director. Neither new director is a party to any transaction with the Company and the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-B.

     It is expected that Mr. DeZenzo will serve as a member of the Company's Audit Committee.


Item 9.01.        Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits. None

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           GEORGETOWN BANCORP, INC.

Dated: August 25, 2005                By:  /s/ Robert E. Balletto
                                           -------------------------------------
                                           Robert E. Balletto
                                           President and Chief Executive Officer